Corporate Presentation FEBRUary 2025 Exhibit 99.1

Disclaimer The following presentation, including any printed or electronic copy of these slides, the talks given by the presenters, the information communicated during any delivery of the presentation and any question and answer session and any document or material distributed at or in connection with the presentation (collectively, the “Presentation”) has been prepared by Cabaletta Bio, Inc. (“we,” “us,” “our,” “Cabaletta” or the “Company”) and is made for informational purposes only. This Presentation does not purport to be a prospectus, to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this Presentation unless stated otherwise, and this Presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This Presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, and include, but are not limited to, express or implied statements regarding our current beliefs, expectations and assumptions regarding: our business, future plans and strategies for our CAAR T technology; our ability to grow our autoimmune-focused pipeline; the ability to capitalize on and potential benefits resulting from our research and translational insights; including those related to any similarly-designed constructs or dosing regimens; the anticipated market opportunities for rese-cel in patients with autoimmune diseases; the Company’s business plans and objectives; our expectations around the potential success and therapeutic and clinical benefits of rese-cel and our other product candidates, as well as our ability to successfully complete research and further development and commercialization of our drug candidates in current or future indications, including the timing and results of our clinical trials and our ability to conduct and complete clinical trials; expectation that clinical results will support rese-cel's safety and activity profile; our plan to leverage increasing clinical data and a unique development program for rese-cel; the clinical significance of the clinical data read-out at upcoming medical or scientific meetings; our belief that rese-cel has the potential to provide drug-free, durable meaningful clinical responses, through an immune reset, including the potential for achieving drug-free remission in patients with refractory myositis; the Company's advancement of separate Phase 1/2 clinical trials of rese-cel in patients with SLE, myositis, SSc and gMG and advancement of the RESET-PV and RESET-MS trials, including updates related to status, safety data, efficiency of clinical trial design and timing of data read-outs or otherwise; our ability to leverage our experience in autoimmune cell therapy; our ability to enroll the requisite number of patients, dose each dosing cohort in the intended manner and timing thereof, and advance the trial as planned in our Phase 1/2 clinical trials of rese-cel; the timing any planned regulatory filings for our development programs, including IND applications; the progress and results of our MusCAARTes™ Phase 1 trial, and impact around reported safety and clinical and translational data of cohorts from our MusCAARTes™ Phase 1 trial; Cabaletta's advancement of the whole blood manufacturing program to remove the burden of apheresis; statements regarding the timing of regulatory filings and interactions with regulatory authorities, including such authorities' review of safety information from our ongoing clinical trials and potential registrational pathway for rese-cel; our ability to successfully complete our preclinical and clinical studies for our product candidates, including our ability to enroll the requisite number of patients, dose each dosing cohort in the intended manner, and progress the trial; our ability to increase enrollment from our rapidly expanding clinical network in the RESET clinical trial program in the US and Europe; our ability to obtain and maintain regulatory approval of our product candidates, including our expectations regarding the intended incentives conferred by and ability to retain Fast Track Designations for our product candidates; our ability to accelerate our pipeline to approval and launch and to develop meaningful therapies for patients, including in collaboration with academic and industry partners and the ability to optimize such collaborations on our development programs; our ability to contract with third-party suppliers and manufacturers and retain such manufacturers, whether due to legislative action or otherwise; to implement an enhanced manufacturing process and further develop our internal manufacturing strategy, capabilities and facilities; our ability to execute our manufacturing strategy to enable expansion of clinical supply and efficiently scale commercial supply for rese-cel; our potential commercial opportunities, including value and addressable market, for our product candidates. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Various risks, uncertainties and assumptions could cause actual results to differ materially from those anticipated or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to the success, cost, and timing of our product candidate development activities and preclinical studies and clinical trials, risks related to our ability to demonstrate sufficient evidence of safety, efficacy and tolerability in our preclinical studies and clinical trials of rese-cel and MuSK-CAART, the risk that the results observed with the similarly-designed construct, including, but not limited to, due to dosing regimen, are not indicative of the results we seek to achieve with rese-cel, the risk that signs of biologic activity or persistence may not inform long-term results, the risk that persistence observed with effective CD19-CAR T oncology studies in combination with lymphodepletion is not indicative of, or applicable to, clinical responses in patients with mPV, risks related to clinical trial site activation or enrollment rates that are lower than expected, our ability to demonstrate sufficient evidence of safety, efficacy and tolerability in its preclinical studies and clinical trials of rese-cel; risks that modifications to trial design or approach may not have the intended benefits and that the trial design may need to be further modified; our ability to protect and maintain our intellectual property position, risks related to our relationships with third parties, uncertainties related to regulatory agencies’ evaluation of regulatory filings and other information related to our product candidates, our ability to retain and recognize the intended incentives conferred by any Orphan Drug Designations and Fast Track Designations, risks related to regulatory filings and potential clearance, the risk that any one or more of our product candidates will not be successfully developed and commercialized, the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies, and risks related to volatile market and economic conditions and public health crises. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ materially from those contained in the forward-looking statements, see the section entitled "Risk Factors" in our most recent annual report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in our other and subsequent filings with the Securities and Exchange Commission. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. The Company is the owner of various trademarks, trade names and service marks. Certain other trademarks, trade names and service marks appearing in this Presentation are the property of third parties. Solely for convenience, the trademarks and trade names in this Presentation are referred to without the ® and TM symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Develop and launch the first curative targeted cellular therapies for patients with autoimmune diseases

2025: Pursuing an efficient path to approval

Planning to leverage increasing clinical data and unique development program for rese-cel[1]

Compelling clinical efficacy with favorable safety profile & deep B cell depletion

- **Deepening clinical efficacy** data over-time with **immunosuppressant and steroid-free outcomes**[2]**:**
  - DORIS remission in 3 SLE patients
  - Complete renal response in 1st LN pt
  - Major TIS response in 1st DM patient
- **Favorable safety profile** in 1st 10 patients
  - 90% either no CRS or Grade 1 CRS
  - 90% no ICANS
- **Deep systemic B cell depletion** observed in the periphery and confirmed in the tissue in scleroderma patient by lymph node biopsy

Unique development strategy designed to accelerate time to approval and launch

- **Multiple disease-specific trials** with a common design allow for generation of disease-specific efficacy data with shared safety database
- **Weight-based dose, single infusion;** supported by clinical & translational data[2]
- **Industry-leading clinical network:**
  - 50 active US and European sites
  - 26 patients enrolled
  - Enrolling ~1 pt/week since Nov. 2024[3]

Multiple near-term catalysts including clarity on potential path to approval

- **Meeting scheduled with FDA to align on registrational trial designs in 1H25 for rese-cel**
- **Enroll and complete dosing** in multiple disease-specific cohorts in 2025
- **Present clinical data** on rese-cel at medical meetings throughout 2025, including data evaluating rese-cel without preconditioning

Patients are seeking a drug-free, symptom-free life which is rarely achieved despite current therapies; physicians also prioritize prevention of end-organ damage[4]

CRS, cytokine release syndrome; DM – dermatomyositis; DORIS – definition of remission in SLE; ICANS, immune effector cell-associated neurotoxicity syndrome; LN – lupus nephritis; PK – pharmacokinetic; PD – pharmacodynamic; SLE – systemic lupus erythematosus; TIS – total improvement score.

1. resecabtagene autoleucel; CABA-201
2. As of Jan 8, 2025.
3. As of Feb 13, 2025.
4. Golder, et al. Lupus. 2018;27(3): 501-506

Cabaletta Bio® 4

RESET clinical program has disease-specific cohorts designed to evolve directly into registrational studies Innovative clinical strategy with potential for accelerated regulatory path Program1 Trial Preclinical Phase 1/2 Pivotal Rese-cel (CABA-201) 4-1BB CD19-CAR T RESET-Myositis™ CARTA Chimeric Antigen Receptor T cells for Autoimmunity RESET-SLE™ RESET-SSc™ RESET-MG™ RESET-MS™ RESET-PV™ Dermatomyositis Antisynthetase syndrome Immune-mediated necrotizing myopathy Lupus Nephritis Non-Renal SLE Skin + Organ Cohort AChR-Ab neg. gMG AChR-Ab pos. gMG Skin Cohort Rheumatology Neurology Dermatology FTD Mucocutaneous & mucosal pemphigus vulgaris Contains cohort(s) without preconditioning Juvenile Myositis Pediatric Indication RESET™ – REstoring SElf-Tolerance; Ab – Antibody; AChR – Acetylcholine receptor; gMG – Generalized myasthenia gravis; MS – Multiple sclerosis; SLE – Systemic lupus erythematosus Additional pipeline candidate includes MuSK-CAART for MuSK-Ab positive MG, currently being evaluated in a Phase 1 trial. FDA Fast Track Designation received in dermatomyositis, SLE and lupus nephritis, systemic sclerosis, mucosal pemphigus vulgaris, MuSK-Ab positive MG, and multiple sclerosis. Progressive MS Relapsing MS

Chimeric Antigen Receptor T Cells for Autoimmunity (rese-cel)

Autologous CAR T is potentially transformational for autoimmunity

~150 autoimmune patients have been dosed with a range of autologous CAR T constructs (industry & academia)[1]

~150 Patients Treated (by Disease)


MG
4%
MS
3%
Myositis
9%
Other
4%
SPS
2%
SSc
17%
Undisclosed
11%
Lupus
50%

Type of CAR T Construct


31%
60%
8%
CD19-CAR T (4-1BB)
CD19xBCMA-CAR T
CD19-CAR T (CD28)

Safety Observations[1]

- Among ~150 autoimmune patients dosed with cell therapy, frequency and severity of CRS/ICANS events were considerably lower than those observed in cancer patients
  - <2% Gr 3+ CRS & Gr 3+ ICANS events observed
- Vaccine titers stable with CD19-CAR T mono-targeting therapy
  - insufficient data with CD19xBCMA-CAR T

Efficacy Observations[1]

- Compelling immunosuppressant-free clinical responses observed across many autoimmune diseases, durable for up to 4 years
- Clinical recurrences observed in <5% of ~150 treated patients
  - IIM patient relapsed after 12+ months of drug-free remission
    - No evidence of CD19 escape or failure
    - Patient treated with BCMA-CAR T & now in remission[2]

IIM – idiopathic inflammatory myopathy; MG – Myasthenia gravis; MS – Multiple sclerosis; SPS – Stiff person syndrome; SSc – Systemic sclerosis.
Note: 'Other' indications includes CIDP, IgG4-related disease, ANCA-associated vasculitis, NMOSD, Lambert Eaton myasthenic syndrome, autoimmune encephalitis.
1. Data as of November 2024 (ACR Convergence 2024) based on Cabaletta Bio literature review across industry and academia.
2. Abstract 1749: Safety and Long-term Efficacy of CD19-CAR T-cell Therapy in 30 Patients with Autoimmune Disease. ACR Convergence 2024.

Cabaletta Bio® 7

Rese-cel: CD19-CAR T specifically designed for autoimmunity

Cabaletta rese-cel binder with similar *in vitro* & *in vivo* activity to construct used in academic studies[1,3]


Fully human anti-CD19 binder
4-1BB costimulatory domain
CD3-ζ signaling domain
Rese-cel[4]

Rese-cel product design & clinical / translational data

- **4-1BB costimulatory domain with fully human binder**
  - **Binder with similar affinity & biologic activity to academic FMC63 binder while binding to the same epitopes[1,2]**
- **Same weight-based dose as in academic studies**
  - **Potential to provide immune reset based on initial clinical and translational data[5]**
- **Initial patients treated with rese-cel have shown compelling clinical responses with safety data that supports autoimmune development[6]**

1. Peng, Binghao J, et al. "Preclinical specificity and activity of CABA-201, a fully human 4-1BB containing CD19 CAR T therapy for treatment-resistant autoimmune disease." Poster presented at: American Society Gene and Cell Therapy 26th Annual Meeting; 2023 May 19; Los Angeles, CA.
2. Dai, Zhenyu, et al. "Development and functional characterization of novel fully human anti-CD19 chimeric antigen receptors for T-cell therapy." Journal of Cellular Physiology 236.8 (2021): 5832-5847.
3. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700.
4. Maschan, Michael, et al. "Multiple site place-of-care manufactured anti-CD19 CAR-T cells induce high remission rates in B-cell malignancy patients." Nature Communications 12, 7200 (2021) Transmembrane domain in rese-cel is CD8α vs. TNFRSF19 (Troy) utilized in the academic construct. The two transmembrane domains have not been shown to have a significant difference in function or IFN-γ production in preclinical studies. The CD8α transmembrane domain is employed in tisagenlecleucel.
5. Volkov, Jenell, et al. "Case study of CD19 CAR T therapy in a subject with immune-mediate necrotizing myopathy treated in the RESET-Myositis phase I/II trial." Molecular Therapy 32.11 (2024): 3821-3828.
6. Abstract 1733: Safety and Efficacy of CABA-201, a Fully Human, Autologous 4-1BB Anti-CD19 CAR T Cell Therapy in Patients with Immune-Mediated Necrotizing Myopathy and Systemic Lupus Erythematosus from the RESET-Myositis™ and RESET-SLE™ Clinical Trials. ACR 2024.

Cabaletta Bio®

8

RESET™ program addressing several autoimmune markets

Broad portfolio with six RESET trials designed to address high unmet need and realize the potential of rese-cel

Phase 1/2 Trials					No Flu/Cy
Myositis	**SLE**	**SSc**	**gMG**	**MS**	**PV**
					
♀>♂	♀>♂	♀>♂	♀>♂	♀>♂	
Typical onset middle age Only FDA-approved therapy is IVIg in DM High mortality due to lung & cardiac involvement	Affects young women & people of color ~40% with lupus nephritis, which carries ~25% risk of death or ESRD within 10y	Middle age onset common Progressive skin & organ fibrosis with lung, cardiac, renal damage Average survival of 12y	Bimodal age of onset Profound weakness that can be disabling Risk for myasthenic crises, with respiratory failure	Chronic inflammation, axon loss, cognitive impairment, and irreversible neurologic damage	Pure autoantibody & B-cell mediated autoimmune disease Characterized by painful blisters & erosions
U.S. Prevalence					
~70k	**~160-320k**	**~90k**	**~55k**	**~750k**	**~15k**
EU Prevalence					
~85k	**~150k**	**~60k**	**~100k**	**~550k**	**~20k**

Rheum | *Neuro* | *Derm*

SLE – Systemic lupus erythematosus; DM – Dermatomyositis; SSc – Systemic sclerosis; gMG – Generalized myasthenia gravis; MS – multiple sclerosis; ESRD – End-stage renal disease; PV – pemphigus vulgaris

Cabaletta Bio®

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Rese-cel Clinical & Translational Data

Key inclusion and exclusion criteria in RESET™ clinical program

Designed to evaluate the safety and tolerability of rese-cel in subjects with active, refractory disease

Key inclusion criteria[1–3]

Evidence of active disease despite prior or current treatment with standard of care

RESET-Myositis™	RESET-SLE™	RESET-SSc™
• Diagnosis of IIM (**ASyS, DM, or IMNM**) • Age ≥18 and ≤75 • Presence of at least one myositis antibody • **JIIM**: Age ≥6 and ≤17 with presence of at least one MSA or MAA	• Diagnosis of SLE (**SLE or LN**) • Age ≥18 and ≤65 • Positive ANA or anti-dsDNA at screening • **SLE (non-renal)**: active, moderate to severe SLE, SLEDAI-2K ≥8; pure class V LN eligible • **LN**: active, biopsy-proven LN class III or IV (± class V)	• Diagnosis of **SSc limited or diffuse** • Age ≥18 and ≤70 • Evidence of significant skin, pulmonary, renal, or cardiac involvement

Key exclusion criteria[1–3]

B cell-depleting agent within prior 3-6 months; Previous CAR T therapy and/or HSCT

RESET-Myositis™	RESET-SLE™	RESET-SSc™
• Cancer-associated myositis • Significant lung or cardiac impairment	• Presence of kidney disease other than LN • Current symptoms of severe, progressive, or uncontrolled pulmonary or cardiac disease	• Severe lung or cardiac impairment

Anticipate enrolling and completing dosing in multiple disease-specific cohorts in 2025; similarly designed RESET-MG™ Phase 1/2 trial enrolling

ASyS, antisynthetase syndrome; CAR, chimeric antigen receptor; DM, dermatomyositis; HSCT, hematopoietic stem cell transplantation; IIM, idiopathic inflammatory myopathy; JIIM, juvenile idiopathic inflammatory myopathy; LN, lupus nephritis; MAA, myositis-associated antibody; SLEDAI-2k, SLE disease activity index 2000; SSc, systemic sclerosis.

1. ClinicalTrials.gov. Available at: www.clinicaltrials.gov/study/NCT06121297 (accessed October 2024).
2. ClinicalTrials.gov. Available at: www.clinicaltrials.gov/study/NCT06328777 (accessed October 2024).
3. ClinicalTrials.gov. Available at: www.clinicaltrials.gov/study/NCT06154252 (accessed October 2024).

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RESET™ clinical trials have consistent design principles[1]

Individual trials in myositis, SLE, and SSc share common elements of preconditioning, dose, and study design

Screening

Day -5 to Day -3 | **Day 1** | **Day 29** | **Study follow-up through Year 3†**

Leukapheresis and CABA-201 production



T cells isolated from patient's own PBMCs (autologous CAR T)

Preconditioning



FLU 25 mg/m^2 x 3 days
CY 1000 mg/m^2 x 1 day

Single infusion of CABA-201



Weight-based dosing
1×10^6 cells/kg

Primary endpoint: Incidence and severity of AEs

Additional Endpoints

- Clinical efficacy measuring:
  - Drug-free responses
  - Validated study-specific endpoints
- PK/PD analysis:
  - CABA-201 expansion
  - B cell depletion
  - B cell repopulation
- Adverse events & safety
- Biomarker analysis, including autoantibody levels

†Follow up period encompasses 15 years in total, aligned to regulatory guidance for CAR T cell therapies.
AE, adverse event; CABA, Cabaletta Approach to B cell Ablation; FLU, fludarabine; CY, cyclophosphamide; PBMC, peripheral blood mononuclear cell; PD, pharmacodynamics; PK, pharmacokinetics; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus; SSc, systemic sclerosis.
Cabaletta Bio: Data on file; 1. Peng BJ, et al. Mol Ther Methods Clin Dev. 2024;32(2):101267.

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Baseline characteristics of first 10 patients in the RESET™ program

All patients had active, refractory disease and most had failed B cell-targeting therapies

	RESET-Myositis™			RESET-SLE™						RESET-SSc™
Patient / Cohort	**IMNM-1**	**IMNM-2**	**DM-1**	**SLE-1†** Class V LN	**SLE-2**	**SLE-3**	**SLE-4**	**LN-1**	**LN-2**	**SSc-Skin-1** Severe skin cohort
Age, sex	33 M	60 M	57 M	26 M	36 F	44 F	37 F	24 F	35 F	66 F
Disease duration (y)	~2	~4	~4	~6	~17	~9	~10	~2	~8	~2
Autoantibodies	SRP	HMGCR	SAE	dsDNA	dsDNA	dsDNA	dsDNA	dsDNA	dsDNA	RNA P III
Baseline Disease activity*	**MMT-8**			**SLEDAI-2K**						**mRSS**
	130	126	131	26	10	8	8	22	14	42
	CK (U/L)			**UPCR (mg/mg)**						
	617	4725	94	1.08†	n/a	n/a	n/a	7.22	4.85	
Therapies at Screening	GC, MTX	GC, IVIG	GC, MMF, HCQ	HCQ, GC, MMF	GC, AZA	HCQ, MMF, BEL	HCQ‡	HCQ, GC, MMF, ANI, VOC	MMF	MMF, BRX
Other prior therapies	RTX, IVIG	RTX, MMF, MTX	IVIG	CYC, BEL, VOC, TAC	HCQ, MTX, ANI, BEL, MSC, RTX, ADA	GC, MTX	MTX, BEL	BEL, LEF	HCQ, GC, AZA, RTX	HCQ
GC dose at Screening (mg/day)#	5	5	20	10	7	n/a	n/a‡	20	N/A	N/A

*Baseline disease activity = activity before preconditioning. #Prednisone/prednisone equivalent dose

†SLE-1 had class V LN; inclusion criteria for LN cohort requires class III/IV LN. ‡SLE-4 initiated 20 mg/day of prednisone after screening and before leukapheresis, tapered to 2.5mg by latest follow-up of week 8 and discontinued as of data cut.

ADA, adalimumab; ANI, anifrolumab; AZA, azathioprine; BEL, belimumab; BRX, brentuximab vedotin; CK, creatinine kinase; CYC, cyclophosphamide; dsDNA, double-stranded DNA; GC, glucocorticoid; HCQ, hydroxychloroquine; HMGCR, 3-hydroxy-3-methylglutaryl-coenzyme A reductase; IVIG, intravenous immunoglobulin; LEF, leflunomide; MMF, mycophenolate mofetil; MMT-8, manual muscle testing 8; mRSS, modified Rodnan skin score; MSC, mesenchymal stem cell; MTX, methotrexate; RESET, REstoring SElf-Tolerance; RNA P III, RNA polymerase III; RTX, rituximab; SAE, small ubiquitin-like modifier activating enzyme; SLEDAI-2K, SLE disease activity index 2000; SRP, signal recognition particle; TAC, tacrolimus; U/L, units per liter; UPCR, urinary protein-to-creatinine ratio; VOC, voclosporin, y, years.

Cabaletta Bio: Data on file.

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B cell repopulation with transitional naïve cells started as early as 2 months post-infusion Consistent and deep B cell depletion by Day 221 PK, pharmacokinetic; PD, pharmacodynamic * Pre-infusion B-cell levels were measured at pre-preconditioning for all subjects other than IMNM-2 where apheresis was used 1. Nunez et al. Correlative Studies of CABA-201 from the RESET-MyositisTM and RESET-SLETM Clinical Trials. Presented at ACR Convergence 2024. Abstract 0324 Peak expansion typically day 8 to 15; B cell depletion by day 22 B cell repopulation as early as 8 weeks post-infusion * B cell repopulation across all indications to date Rese-cel exhibited a PK/PD profile with peak expansion between Day 8 and 15 as expected, with a later 2nd peak for the first LN patient, suggestive of a possible occult infection1 SSc Myositis SLE & LN

Tissue resident depletion, consistent with the deep B cell depletion in circulation, observed via lymph node biopsy Lymph node B cell depletion 21 days post infusion in first SSc patient LN biopsies were from the left inguinal area using USG at U. Michigan by Dr. Khanna All Images are 20X magnification Baseline 21 days post-infusion T cells (CD3) B cells (CD20) B cells (CD19)

Incidence and severity of adverse events in the first 10 patients*

	RESET-Myositis™			RESET-SLE™						RESET-SSc™
Cohort	**IMNM**		**DM**	**Non-renal SLE**				**LN**		**Severe Skin**
Patient	**IMNM-1**	**IMNM-2**	**DM-1**	**SLE-1**	**SLE-2**	**SLE-3**	**SLE-4**	**LN-1****	**LN-2**	**SSc-Skin-1**
CRS†	None	None	None	None	Grade 1	None	None	Grade 1	None	Grade 2
ICANS†	None	None	None	None	None	None	None	Grade 4	None	None
Serious infections‡	None	None	None	None	None	None	None	None	None	None
Hypogammaglobulinemia	None	None	None	None	None	None	None	Grade 2	None	None
Related SAEs (Grade)§ (excluding CRS and ICANS)	None	None	None	None	None	None	None	Fever (1) Neutropenic fever (1) Pancytopenia¶ (4)	None	None

***Prior to infusion, LN-1 patient experienced acute, febrile inflammatory events & highly elevated pro-inflammatory cytokines[1] that continued after treatment, suggesting a possible occult infection; supportive data from TCR clonal sequencing[2]. ICANS event resolved completely with standard therapies.*

*As of Jan 8, 2025; Primary endpoint is incidence and severity of adverse events through Day 29. †Graded per ASTCT Consensus Grading Criteria. Of these patients, DM-1, SLE-2, SLE-3, SLE-4, LN-2, and SSc-Skin-1 received medication for seizure prophylaxis. Tocilizumab was not administered for any cases of CRS. ‡Coded in System Organ Class of Infections and Infestations and meets seriousness criteria. §As assessed per FDA guidelines.

¶Consistent with "Prolonged Cytopenias," which is a labeled warning and precaution for approved oncology CAR T products.

1. MIP-1β, IL-27
2. Nunez et al. Correlative Studies of CABA-201 from the RESET-Myositis™ and RESET-SLE™ Clinical Trials. Presented at ACR Convergence 2024. Abstract 0324

CRS, cytokine release syndrome; CY, cyclophosphamide; FLU, fludarabine; ICANS, immune effector cell-associated neurotoxicity syndrome; SAE, serious adverse event.
Cabaletta Bio: Data on file.

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RESET-Myositis™: Efficacy data following rese-cel infusion

1st known adult DM patient dosed with CAR T demonstrated compelling early response off immunosuppressants*

Disease activity & improvement measures


CK
CK (U/L)
1000
800
600
400
200
0
Baseline
Day 29
Week 8
Week 12


CDASI-A
25
9
9
8
Baseline
Day 29
Week 8
Week 12


MMT-8
Normal strength
MMT-8
150
140
130
120
Baseline
Day 29
Week 8
Week 12
Week 16
Week 20
Week 24
DM-1

DM patient maintained a major TIS response at Week 12


Discontinued all immunosuppressants
TIS
TIS
100
90
80
70
60
50
40
30
20
10
0
Major
Moderate
Minimal
None
Baseline
Day 29
Week 8
Week 12
Week 16
Week 20
Week 24
DM-1
Discontinued:
MMF, HCQ

Maintenance of major response to treatment (TIS) in DM-1 shows potential for achieving drug-free remission in patients with refractory myositis

*As of Jan 8, 2025.
CDASI-A, Cutaneous Dermatomyositis Disease Area and Severity Index – Activity; CK, creatinine kinase; HCQ, hydroxychloroquine; MMF, mycophenolate mofetil; MMT-8, manual muscle testing 8; TIS, total improvement score; U/L, units per liter.
Cabaletta Bio: Data on file.

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RESET-Myositis™: Efficacy data following rese-cel infusion[1]

1st IMNM patient with longer follow up demonstrated continuing clinical response off immunosuppressants*

Disease activity & improvement measures



CK (N=3)
CK (U/L)
5000
4000
3000
2000
1000
0
†
Baseline
Day 29
Week 8
Week 12
Week 16
Week 20
Week 24
Week 28
Week 32
Week 36
Week 40



MMT-8 (N=3)
Normal strength
MMT-8
140
120
100
80
60
40
20
0
Baseline
Day 29
Week 8
Week 12
Week 16
Week 20
Week 24
Week 28
Week 32
Week 36
Week 40
IMNM-1
IMNM-2
DM-1

1st IMNM patient demonstrated continuing clinical response off immunosuppressants without flares at Week 40



TIS (N=3)
Discontinued all immunosuppressants
TIS
100
90
80
70
60
50
40
30
20
10
0
Major
Moderate
Minimal
None
†
‡
Baseline
Day 29
Week 8
Week 12
Week 16
Week 20
Week 24
Week 28
Week 32
Week 36
Week 40
DM-1
IMNM-1
IMNM-2
Discontinued:
MTX
IVIG
MMF, HCQ

Initial clinical responses in IMNM are consistent with published data;[2] response kinetics seem to differ among myositis subtypes

*As of Jan 8, 2025. †IMNM-1 Day 29 CK measurement was unavailable; Day 22 used. ‡IMNM-2 developed a PE at Day 38 with a prolonged hospitalization and recovery and received IVIG just after Week 12 visit and increased prednisone from 5 mg to 20 mg 2 weeks later. CK, creatinine kinase; HCQ, hydroxychloroquine; IVIG, intravenous immunoglobulin; MTX, methotrexate; MMF, mycophenolate mofetil; MMT-8, manual muscle testing 8; TIS, total improvement score; U/L, units per liter.

1. Cabaletta Bio: Data on file. 2. Schett, G. 'CAR-T Cell Therapy: "The Future is Now."' 5th Global Conference on Myositis. iMyoS. Pittsburgh, PA.

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RESET-SLE™: Efficacy data following rese-cel infusion*

3 out of 4 SLE patients have achieved DORIS remission and 1st LN patient achieved CRR off all IS and steroids

	SLE				LN	
Patient	**SLE-1†**	**SLE-2**	**SLE-3**	**SLE-4**	**LN-1**	**LN-2**
Latest follow-up (weeks)	36	16	8	8	24	4
DORIS remission (at latest follow-up)	–	✓	✓	✓	–	–
LLDAS (at latest follow-up)	–	✓	✓	✓	✓	–
SLEDAI-2K score‡ (baseline to latest follow-up)	26→8	10→0	8→2	8→2	22→2	14→11
Urine protein-creatinine ratio (baseline to latest follow-up)	1.08→0.55	N/A	N/A	N/A	7.22→0.45	4.85→2.56
Complete renal response (at latest follow-up)	–	N/A	N/A	N/A	✓	–
Glucocorticoid-free#	✓	✓	✓	✓	✓	✓
Immunosuppressant-free	✓	✓	✓	✓	✓	✓

*As of Jan 8, 2025

† Enrollment in the LN cohort requires class III/IV +/- V LN. SLE-1 had isolated class V LN and extra-renal SLE disease activity that met inclusion criteria for the non-renal cohort. Proteinuria contributed 4 SLEDAI-2K points at all assessments.

‡ SLEDAI-2K components at latest follow up: SLE-1: proteinuria-4, complement-2, dsDNA-2; SLE-3: dsDNA-2; SLE-4: dsDNA-2; LN-1: rash-2; LN-2: proteinuria-4, leukopenia-1, alopecia-2, complement-2, dsDNA-2

SLE-4 and LN-1 had discontinued GC as of the data cut; as of the latest follow up SLE-4 was on 2.5mg/d of prednisone (week 8) and LN-1 was on 7mg/d of prednisone (week 24)

CRR, complete renal response; DORIS, definition of remission in SLE; IS, immunosuppressant; LLDAS, lupus low disease activity state; N/A, not applicable; SLEDAI-2K, Systemic Lupus Erythematosus Disease Activity Index 2000.

Cabaletta Bio: Data on file

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Improvements in skin across multiple body areas and in lung function, after discontinuing immunosuppressants* RESET-SSc™: efficacy data in first SSc patient post rese-cel infusion1 *As of Jan 8, 2025 patient is not taking immunosuppressants or steroids. DLCO, % predicted diffusing capacity for carbon monoxide; FVC, % predicted forced vital capacity; mRSS, modified Rodnan Skin Score (measure of skin thickness in SSc across 17 body areas, with a maximum score of 51. Used as an outcome measure in SSc clinical trials as a surrogate for disease activity, severity, and mortality)2. 1. Cabaletta Bio: Data on file. 2. Khanna D, et al. J Scleroderma Relat Disord. 2017;2(1):11–18. Early clinical data in SSc-Skin-1 indicate potential emergence of a drug-free clinical response* 0 1 2 3 None Mild Moderate Severe 0 1 2 3 None Mild Moderate Severe Baseline mRSS score by body area1 Week 12 mRSS score by body area1 Overall mRSS score1 Baseline Week 12 DLCO 70% 85% FVC 91% 97% Pulmonary function tests

Rese-cel Product/Process Innovations & Indication Expansion

Securing & expanding our leadership in autoimmune cell therapy

Several innovations to enhance patient experience, expand access and address scale in autoimmune disease

Product/Process Innovations in development

- **Evaluating rese-cel in PV without preconditioning**
  - **Published data and CAART platform experience suggest that preconditioning may not be necessary in autoimmune patients[1,2]**
  - **As a well-defined autoantibody-mediated disease, PV is a potentially ideal evaluation setting**
  - **Expected to present clinical data from the RESET-PV trial in 2025**
- **Advancing whole blood program to remove the burden of apheresis[3]**
- **Minimizing the requirement for inpatient administration and follow-up**
- **IND application cleared for RESET-MS trial in patients with multiple sclerosis (MS)**
  - **RESET-MS is a Phase 1/2 dose-escalation study in relapsing MS and progressive MS**
  - **FDA has granted Fast Track Designation to rese-cel for the treatment of relapsing MS and progressive MS**

1. Cohen, Adam D., et al. "B cell maturation antigen–specific CAR T cells are clinically active in multiple myeloma." The Journal of Clinical Investigation 129.6 (2019).
2. Poster P0744: Clinical and translational findings following MuSK-CAART infusion without preconditioning in patients with Myasthenia Gravis (MuSCAARTes™ trial). ESGCT 2024.
3. Abstract 1372: Autologous CD19 CART Manufacturing from Whole Blood Collection for the Treatment of Autoimmune Disease. ASGCT 2024.

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Staged approach allows for efficient allocation of capital while leveraging experienced partners Manufacturing strategy – securing reliable supply then innovating Innovative Manufacturing: Scale-Up, Reduce COGs & Improve Patient Experience Clinical & Commercial Supply: Penn, CDMOs & CABA Process Clinical Supply: Penn has reliably provided timely product for years WuXi partnership provides additional and expanded global rese-cel supply Advancing Commercial-readiness Efforts: Commercial-ready drug product tech transfer process expected to be completed with Lonza as early as 2H25 Partnered with commercial supplier for vector Opportunity for additional manufacturing partners Expanded partnerships for automated manufacturing Completing Cellares technology assessment program Evaluating whole blood process to eliminate apheresis

Corporate Summary

Cabaletta Bio leadership

Track record of operational success evaluating & developing novel cell therapy candidates in autoimmunity

LEADERSHIP TEAM



Steven Nichtberger, M.D.
President, CEO & Chairman
MERCK, tengion, Penn



Samik Basu, M.D.
Chief Scientific Officer
Adaptimmune, MERCK



Gwendolyn Binder, Ph.D.
President, Science & Technology
Adaptimmune, Penn



David J. Chang, M.D., M.P.H., FACR
Chief Medical Officer
AstraZeneca, gsk, Penn



Arun Das, M.D.
Chief Business Officer
Goldman Sachs, Penn, Children's Hospital of Philadelphia



Michael Gerard
General Counsel
SANDOZ A Novartis Division, Spark



Heather Harte-Hall
Chief Compliance Officer
Adaptimmune, Pfizer



Anup Marda
Chief Financial Officer
Bristol Myers Squibb



Nicolette Sherman
Chief HR Officer
sanofi, Oyster Point



Gerwin Winter
Head of International
BeiGene, PORTOLA, Bristol Myers Squibb



Sarah Yuan
Chief Technology Officer
2seventybio, bluebirdbio, Biogen

SCIENTIFIC ADVISORY BOARD

Aimee Payne, M.D., Ph.D.
Co-Founder and Co-Chair

Brian Daniels, M.D.

Carl June, M.D.

Iain McInnes, Ph.D., FRCP, FRSE, FMedSci

Michael C. Milone, M.D., Ph.D.
Co-Founder and Co-Chair

Georg Schett, M.D.

Jay Siegel, M.D.

Drew Weissman, M.D., Ph.D.

FORTUNE BEST WORKPLACES IN BIOPHARMA 2024

From Fortune.
©2024 Fortune Media IP Limited.
All rights reserved. Used under license.

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Cabaletta’s Anticipated Key Milestones for 2025 Present rese-cel clinical & translational data at medical and scientific meetings 2025 Enroll and complete dosing in multiple disease-specific RESETTM cohorts 2025 Present clinical data evaluating rese-cel with no preconditioning from the RESET-PVTM trial 2025 Align with FDA on registrational trial designs for rese-cel 1H25

Corporate Presentation february 2025